UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 22, 2017

Skyline Medical Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2915 Commers Drive, Suite 900, Eagan, Minnesota 55121
(Address of Principal Executive Offices) (Zip Code)

(651) 389-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Skyline Medical Inc. issued a press release on February 22, 2017, announcing that Dawson James Securities, Inc., the underwriter of its previously announced public offering that closed on January 19, 2017, has exercised its option in full to purchase 175,000 additional shares of common stock and Series D Warrants to purchase 35,000 additional shares of common stock to cover over-allotments. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Skyline Medical Inc. dated February 22, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skyline Medical Inc.

Date: February 22, 2017	By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer